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                                   Exhibit 4.4

Series 2002-2 Prospectus, dated June 7, 2002, and Prospectus Supplement, dated June 11, 2002 (as filed with the Securities and Exchange Commission on June 13, 2002 pursuant to Rule 424(b)(2) and incorporated herein by reference thereto).